Investment in Unconsolidated Affiliate	9 Months Ended
Sep. 30, 2017
Equity Method Investments and Joint Ventures [Abstract]
Investment in Unconsolidated Affiliate

Note 7: Investment in Unconsolidated Affiliate

On July 18, 2017, we entered into an agreement with BRE Ace Holdings LLC, a Delaware limited liability company (“BRE Ace Holdings”), an affiliate of The Blackstone Group L.P. (“Blackstone”) and formed BRE Ace LLC. Pursuant to the agreement, we contributed $40 million in cash for a 25 percent interest in BRE Ace LLC, which owns a 1,201-key timeshare resort property and related operations, commonly known as “Elara, by Hilton Grand Vacations,” located in Las Vegas, Nevada. Our investment interest in and equity earned from BRE Ace LLC are included in the condensed consolidated balance sheets as Investment in unconsolidated affiliate and in the condensed consolidated statements of operations as Equity in earnings from unconsolidated affiliate, respectively.

BRE Ace LLC had debt of $207 million and non-recourse debt of $235 million as of September 30, 2017. The debt and non-recourse debt are secured by its assets and are without recourse to us. Our maximum exposure to loss as a result of our investment interest in BRE Ace LLC is primarily limited to the carrying amount of the investment which totals $41 million as of September 30, 2017, as well as receivables for commission and other fees earned under a fee-for-service arrangement. See Note 13: Related Party Transactions for additional information.